UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2008

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 17, 2008, the Board of Directors of Computer Sciences Corporation (the “Corporation”) adopted Amended and Restated Bylaws of the Corporation (as so amended and restated, the “Bylaws”) in order to (i) amend certain of the pre-existing provisions of Article II, Sections 2, 3 and 13 thereof that pertain to stockholder advance notice and informational requirements for annual and special meetings, the proper matters to be presented at any such meeting and director nominations, and (ii) add a new Article VII, Section 3 to incorporate a severability clause. The material aspects of such amended or new provisions are summarized below, which summary is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.2 to this Current Report, which Bylaws are incorporated by reference herein. Also included as Exhibit 3.2(a) is a marked copy of such Bylaws showing all amended or new provisions compared to pre-existing provisions.

1.
The modified Bylaws specify that stockholders seeking to nominate directors or propose other business at a meeting of stockholders must comply with the applicable advance notice provisions specified in such Bylaws, while stockholders seeking to have a stockholder proposal considered for inclusion in the Corporation’s annual proxy statement must comply with the notice requirements applicable to stockholder proposals under the proxy rules under the Securities Exchange Act of 1934, as amended. The requirement concerning compliance with such proxy rules was not included in pre-existing provisions. Although pre-existing provisions generally covered other advance notice requirements, the modified provisions are intended to provide a greater level of specificity as to applicable advance notice procedures that must be followed by stockholders.

2.
The modified Bylaws specify advance notice deadlines that establish when a stockholder must notify the Corporation in writing that it intends to nominate directors or propose other business at an annual meeting of stockholders. The Bylaws provide that any such notice must be given not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary date of the preceding year’s annual meeting. In addition, the modified Bylaws specify that in the event that the date of the upcoming annual meeting is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to the upcoming annual meeting and not later than the close of business on the later of (x) the 90th day prior to the upcoming annual meeting and (y) the 10th day following the date on which public announcement of the date of such upcoming meeting is first made. The modified Bylaws provide new provisions that define the term “public announcement” as disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, in a document publicly filed by the Corporation with the Securities and Exchange Commission, or in a notice pursuant to the applicable rules of an exchange on which the securities of the Corporation are listed. Such provisions further provide that in no event will the public announcement of an adjournment or postponement of a stockholders meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Although pre-existing provisions generally covered such matters, the advance notice requirement was between 120 and 150 days prior to such first anniversary dates. As a result of the modified provisions, for the Corporation’s 2009 annual meeting, to be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation:

•	not earlier than the close of business on April 5, 2009; and

•	not later than the close of business on May 6, 2009.

3.
The modified Bylaws specify new advance notice deadlines that establish when a stockholder must notify the Corporation in writing that it intends to nominate directors in the event that a special meeting of stockholders is called for the purpose of electing directors. To be timely, the Bylaws require that any such notice be given not earlier than the close of business on the 90th day prior to the special meeting nor later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

4.
The modified Bylaws specify the information that must be included in a written stockholder notice of the type described above. Among other things, the modified Bylaws include new provisions that require a stockholder intending to propose a director nomination or other business to provide information about such nominee or other business as well as any agreement, arrangement or understanding of that stockholder or the beneficial owner of the relevant shares that has the effect or intent of mitigating loss, managing risk or benefit from changes in the share price of the Corporation’s shares, or increasing or decreasing voting power with respect to such shares, including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares. In addition, the modified Bylaws contain a new provision that requires stockholders to provide the Corporation with a written update of certain of the information required to be included in the notice within five business days after the record date for the meeting.

5.	The modified Bylaws include new provisions that detail the consequences of a stockholder's failure to abide by the stated notice and information requirements.

6.
The modified Bylaws include new provisions that specify if any provision thereof is contrary to applicable law, such provision will not affect the validity or applicability of any other provision of the Bylaws.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Computer Sciences Corporation, effective as of October 17, 2008.
3.2(a)	Marked copy of October 17, 2008 Bylaws to show all amended and new provisions as compared to pre-existing provisions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: October 23, 2008	By: /s/ Thomas R. Irvin
Name: Thomas R. Irvin
Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Computer Sciences Corporation, effective as of October 17, 2008.
3.2(a)	Marked copy of October 17, 2008 Bylaws to show all amended and new provisions as compared to pre-existing provisions

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